Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 17. Income Taxes

The Company is a corporation subject to federal and state income taxes. Prior to our initial public offering, we were primarily organized as pass-through entities for federal income tax purposes and were not subject to federal income tax; however, one of our predecessor subsidiaries previously elected to be taxed as a corporation and was subject to federal and state income taxes.

Income tax expense for the three and six months ended June 30, 2017 was $15.2 million and $26.9 million, respectively, compared to income tax expense of $0.1 million and $0.3 million for the three and six months ended June 30, 2016, respectively. The period-to-period increase in income tax expense was primarily a result of being a corporation subject to federal and state income taxes subsequent to our initial public offering. The effective tax rate for both the three and six months ended June 30, 2017 was 36.6% compared to approximately 0.0% for both the three and six months ended June 30, 2016. The effective tax rate differed from the statutory federal income tax rate during the three and six months ended June 30, 2017 primarily due to the impact of state income tax. The effective tax rate differed from the statutory federal income tax rate during the three and six months ended June 30, 2016 primarily due to the impact of pass-through entities and state income tax.

The Company reported no liability for unrecognized tax benefits as of June 30, 2017 and expects no significant change to the unrecognized tax benefits in the next twelve months.

Note 16. Income Taxes

The components of income tax benefit (expense) are as follows:

	For the Year Ended December 31,
	2016	2015	2014
Current income taxes:
Federal	$—	$—	$(31)
State	—	—	—

Total income tax benefit (expense)	—	—	(31)
Deferred income taxes:
Federal	5,737	77	156
State	(162)	(681)	33

Total deferred income tax benefit (expense)	5,575	(604)	189

Total income tax benefit (expense)	$5,575	$(604)	$158

The actual income tax benefit (expense) differs from the expected amount computed by applying the federal statutory corporate tax rate of 35% as follows:

	For the Year Ended December 31,
	2016	2015	2014
Expected tax benefit (expense) ad federal statutory rate	$18,428	$11,353	$5,108
State income tax benefit (expense), net of federal benefit	(105)	(680)	32
Pass-through entities(1)	(12,499)	(11,315)	(5,010)
Valuation allowance	(234)	—	—
Other	(15)	38	28

Total income tax benefit (expense)	$5,575	$(604)	$158

(1)	Our predecessor was a pass-through entity for federal income tax purposes.

The components of net deferred income tax liabilities are as follows:

	For the Year Ended December 31,
	2016	2015
Deferred income tax assets:
Tax carryovers	$2,597	$60
Asset retirement obligation	4,083	8
Derivatives	8,184	—
Other	870	—

Total deferred income tax assets	15,734	68
Valuation allowance	232	—

Net deferred income tax assets	15,502	68
Deferred income tax liabilities:
Property, plant and equipment	127,835	882
Derivatives	—	25
Other	219	13

Total deferred income tax liabilities	128,054	920

Net deferred income tax liabilities	112,552	852

The Company recorded a deferred tax liability of approximately $117.3 million through stockholders’ equity in connection with its initial public offering and the related restructuring transactions. The tax basis of its assets and liabilities was unchanged as a result of its initial public offering and the related restructuring transactions, which is reported as a transaction among stockholders for financial reporting purposes.

Uncertain Income Tax Position. The Company must recognize the tax effects of any uncertain tax positions it may adopt, if the position taken by us is more likely than not sustainable based on its technical merits. For those benefits to be recognized, an income tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company had no unrecognized tax benefits as of December 31, 2016 and expects no significant change to the unrecognized tax benefits over the next twelve months ending December 31, 2017.

Tax Audits and Settlements. Generally, the Company’s income tax years 2013 through 2016 remain open and subject to examination by Federal tax authorities or the tax authorities in Louisiana and Texas and certain other small state taxing jurisdictions where the Company conducts operations. In certain jurisdictions the Company operates through more than one legal entity, each of which may have different open years subject to examination.

Tax Attribute Carryforwards and Valuation Allowance. As of December 31, 2016, the Company had federal net operating loss carryforwards of approximately $6.5 million, which would expire in 2036. The Company also had state tax carryforwards of approximately $2.0 million, which would expire in 2036. A valuation allowance of $0.2 million was established on pre-contribution tax attributes based upon management’s evaluation that the attributes will not be fully realized.